Exhibit 10.1

AMENDMENT NO. 1 TO MASTER TRANSACTION AGREEMENT

AMENDMENT NO. 1 TO MASTER TRANSACTION AGREEMENT (this “Amendment”), dated as of June 4, 2007, among AmerisourceBergen Corporation, a Delaware corporation, PharMerica, Inc., a Delaware corporation and wholly-owned subsidiary of AmerisourceBergen Corporation, Kindred Healthcare, Inc., a Delaware corporation, Kindred Healthcare Operating, Inc., a Delaware corporation and wholly-owned subsidiary of Kindred Healthcare, Inc., Kindred Pharmacy Services, Inc., a Delaware corporation and wholly-owned subsidiary of Kindred Healthcare Operating, Inc., Safari Holding Corporation, a Delaware corporation, Hippo Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Safari Holding Corporation, and Rhino Merger Corporation, a Delaware corporation and wholly-owned subsidiary of Safari Holding Corporation.

WHEREAS, the parties hereto have entered into a Master Transaction Agreement dated as of October 25, 2006 (the “Master Transaction Agreement”); and

WHEREAS, the parties hereto desire to amend the Master Transaction Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 14.01(b)(i) of the Master Transaction Agreement is hereby amended to read in full as follows:

“(i) the Transactions have not been consummated on or before September 30, 2007 (the “End Date”); provided that the right to terminate this Agreement pursuant to this Section 14.01(b)(i) shall not be available to any party whose breach of any provision of this Agreement results in the failure of the Transactions to be consummated by such time; provided, further, that if the Transactions have not been consummated on or before September 30, 2007 solely by reason of the failure of the condition set forth in Section 13.01(d) to be satisfied, the “End Date” shall be extended to October 31, 2007 in the event either Hippo or Rhino delivers a notice to the other indicating that it believes in good faith that such condition would reasonably be expected to be satisfied by October 31, 2007;”.

2. Except as expressly set forth in this Amendment, this Amendment shall not constitute an amendment or modification of any other provision of the Master Transaction Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference contained in the Master Transaction Agreement shall refer to the Master Transaction Agreement as amended by this Amendment.

3. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, applicable to contracts entered into and fully performable within such State.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

AMERISOURCEBERGEN CORPORATION

By:	/s/ R. David Yost
Name:	R. David Yost
Title:	Chief Executive Officer

PHARMERICA, INC.

By:	/s/ John G. Chou
Name:	John G. Chou
Title:	Vice President and Secretary

KINDRED HEALTHCARE, INC.

By:	/s/ Paul J. Diaz
Name:	Paul J. Diaz
Title:	President and Chief Executive Officer

KINDRED PHARMACY SERVICES, INC.

By:	/s/ Mark A. McCullough
Name:	Mark A. McCullough
Title:	President

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Paul J. Diaz
Name:	Paul J. Diaz
Title:	President and Chief Executive Officer

SAFARI HOLDING CORPORATION

By:	/s/ David M. Senior
Name:	David M. Senior
Title:	Co-President

By:	/s/ Mark A. McCullough
Name:	Mark A. McCullough
Title:	Co-Treasurer, Co-Secretary

HIPPO MERGER CORPORATION

By:	/s/ David M. Senior
Name:	David M. Senior
Title:	Co-President

By:	/s/ Mark A. McCullough
Name:	Mark A. McCullough
Title:	Co-Treasurer, Co-Secretary

RHINO MERGER CORPORATION

By:	/s/ David M. Senior
Name:	David M. Senior
Title:	Co-President

By:	/s/ Mark A. McCullough
Name:	Mark A. McCullough
Title:	Co-Treasurer, Co-Secretary

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